UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2026

SOUNDHOUND AI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40193	85-1286799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5400 Betsy Ross Drive
Santa Clara, CA	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(408) 441-3200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

As previously disclosed, (a) on July 2, 2026, SoundHound AI, Inc., a Delaware corporation (the “Company”), Lightspeed Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub I”), Lightspeed Merger Sub II Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub II”), and LivePerson, Inc., a Delaware corporation (“LivePerson”), entered into an Amended and Restated Merger Agreement (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub I will merge with and into LivePerson (the “First Merger”), with LivePerson surviving the First Merger as an indirect wholly owned subsidiary of the Company and, immediately following the First Merger, Merger Sub II will merge with and into LivePerson (the “Second Merger”, and, together with the First Merger, the “Mergers”), with LivePerson surviving the Second Merger as an indirect wholly owned subsidiary of the Company and (b) in connection with the closing of the Mergers (the “Closing”), on the date of such Closing, the Company, LivePerson and each of the holders of LivePerson’s First Lien Convertible Secured Notes due 2029 (the “First Lien Secured Notes”) and LivePerson’s Second Lien Senior Subordinated Secured Notes due 2029 (the “Second Lien Secured Notes” and, together with the First Lien Secured Notes, the “Secured Notes”) will consummate the transactions contemplated by the Notes Restructuring Agreement, dated as of April 21, 2026, by and among the Company, LivePerson and the holders of the Secured Notes (the “Notes Restructuring Agreement”), pursuant to which, and on the terms and subject to the conditions thereof, the holders of the Secured Notes will release and deem satisfied the Secured Notes for the consideration contemplated thereby and further described below (the transactions contemplated by the Notes Restructuring Agreement, “Notes Restructuring Transactions”).

As previously disclosed, the Closing is conditioned upon, among other things, the receipt of LivePerson stockholder approval. As previously disclosed, a special meeting of the stockholders of LivePerson was held at 10:00 a.m. Eastern Time on August 20, 2026, and was adjourned to 10:00 a.m. Eastern Time on September 2, 2026, to allow LivePerson to solicit additional proxies to adopt the Merger Agreement and the transactions contemplated thereby, including the Mergers (the “Merger Proposal”). At the reconvened special meeting of the LivePerson stockholders at 10:00 a.m. Eastern Time on September 2, 2026, LivePerson’s stockholders, among other things, voted to approve the Merger Proposal. The approval of the Merger Proposal by LivePerson’s stockholders satisfies the remaining conditions to Closing, other than those conditions that will be satisfied at the Closing. Accordingly, the parties to the Merger Agreement expect to proceed with the consummation of the transactions contemplated thereby, including the Mergers and the Notes Restructuring Transactions.

In addition, the Company and LivePerson have determined in accordance with the previously disclosed terms of the Merger Agreement that (a) the Per Share Merger Consideration (as defined in the Merger Agreement) will be an amount equal to 0.4673 shares of Class A Common Stock of the Company, par value $0.0001 per share, and (b) the Per Share Cash Merger Consideration (as defined in the Merger Agreement) will be an amount in cash equal to $3.31.

Statement Regarding Forward-Looking Information

This communication contains statements regarding the Company, LivePerson, the proposed transactions described herein and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this communication concerning the timing and terms of the transactions contemplated by the Merger Agreement, including the Mergers, and the Notes Restructuring Transactions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company and LivePerson are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: (a) the risk that the transactions described herein will not be completed or will not provide the expected benefits; (b) the risk that a condition to closing of the proposed transactions may not be satisfied on a timely basis or at all; (c) the possible occurrence of an event, change or other circumstance that would give rise to the termination of the Merger Agreement; (d) the risk of stockholder litigation in connection with the Mergers, including resulting expense or delay in closing of the proposed transactions; (e) the failure of the proposed transactions to close for any other reason; (f) the diversion of the attention of the Company and LivePerson management from ongoing business operations; (g) unexpected costs, liabilities, charges or expenses resulting from the proposed transactions; (h) the risk that the integration of the Company and LivePerson will be more difficult, time-consuming or expensive than anticipated; (i) the risk of customer loss or other business disruption in connection with the proposed transactions, or of the loss of key employees; (j) the fact that unforeseen liabilities of the Company or LivePerson may exist; (k) changes in applicable laws or regulations and extensive and evolving government regulations that impact the Company’s or LivePerson’s operations and business; (l) investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings, including with respect to AI technology; (m) risks that the Company may not be able to manage strains associated with its growth; (n) dependence on key personnel; (o) stock price volatility; (p) the Company’s and LivePerson’s ability to protect their intellectual property and litigation risks; (q) the risk that LivePerson’s usage patterns, customer renewals, customer outcomes and similar metrics differ from expectations; (r) the risk of cybersecurity incidents or breaches impacting LivePerson’s business; (s) the risks related to the use and regulation of artificial intelligence and machine learning; (t) general economic, financial, legal, political and business conditions; and (u) other risks inherent in the Company’s and LivePerson’s businesses.

All such factors are difficult to predict, are beyond the Company’s and LivePerson’s control, and are subject to additional risks and uncertainties, including those detailed in the Company’s annual report on Form 10-K for the year ended December 31, 2025, and those detailed in LivePerson’s annual report on Form 10-K for the year ended December 31, 2025 and LivePerson’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026. These risks, as well as other risks related to the proposed transactions, are included in the Form S-4 and proxy statement/prospectus that the Company and LivePerson filed with the SEC in connection with the proposed transaction. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither the Company nor LivePerson undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUNDHOUND AI, INC.

Date: September 2, 2026	By:	/s/ Keyvan Mohajer
	Name:	Keyvan Mohajer
	Title:	Chief Executive Officer

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